UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2015
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The second sentence of the second paragraph of the Form 8-K that was filed by American Apparel, Inc. (the “Company”) with the Securities and Exchange Commission on May 18, 2015, is hereby corrected to read, “The first nominee is Adrian Kowalewski, who served in various executive positions at the Company under Dov Charney from 2006 to 2011, including as Chief Financial Officer from 2008 to 2011, and as a director of the Company from 2007 to 2011.”

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2015 Annual Meeting. The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2015 Annual Meeting (the “2015 Proxy Statement”). Additional information regarding the identity of these potential participants, none of whom owns in excess of 1 percent of the Company’s shares of common stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. This information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 25, 2015, as amended (the “Form 10-K”). To the extent holdings of the Company’s securities have changed since the amounts printed in the Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

STOCKHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR
SUPPLEMENTS THERETO), FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS
FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement (when filed), Form 10-K and any other documents (including the WHITE proxy card) filed or to be filed by the Company with the SEC in connection with the 2015
Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.americanapparel.net) or by contacting Chelsea A. Grayson by phone at 213-488-0226, by email at investors@americanapparel.net or by mail at American Apparel, Inc., Attn: Investor Relations, 747 Warehouse Street, Los Angeles, California 90021. In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022 or toll-free at 888-750-5834.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated:	May 22, 2015	By:	/s/ Chelsea A. Grayson
Chelsea A. Grayson
General Counsel, Executive Vice President and Secretary